EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 33-06269.

                                              /S/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
 September 23, 1997